UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2018 (April 19, 2018)

Aircastle Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC 201 Tresser Boulevard, Suite 400, Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 504-1020

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 – Regulation FD
Item 7.01 Regulation FD Disclosure
On April 19, 2018 Aircastle Limited (NYSE: AYR) announced that it plans to release its first quarter financial results for the period ended March 31, 2018 on May 3, 2018 before the market opens, as described in the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d) Exhibit 99.1 Press Release dated April 19, 2018.

                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED (Registrant)
/s/ Christopher Beers
Christopher Beers General Counsel

Date: April 20, 2018

EXHIBIT INDEX

Exhibit Number     Exhibit

99.1	Press Release dated April 19, 2018

Exhibit 99.1

FOR IMMEDIATE RELEASE

Aircastle to Announce First Quarter 2018 Earnings on May 3, 2018

Stamford, CT. April 19, 2018 - Aircastle Limited (NYSE: AYR) (“Aircastle”) announced today that it plans to release its first quarter financial results for the period ended March 31, 2018 on May 3, 2018 before the market opens.
In connection with the earnings release, management will host an earnings conference call on Thursday, May 3, 2018 at 10:00 A.M. Eastern time. A copy of the earnings release will be posted to the Investor Relations section of the Aircastle Limited website provided below. All interested parties are welcome to participate on the live call. The conference call can be accessed by dialing (866) 548-4713 (from within the U.S. and Canada) or (323) 794-2093 (from outside of the U.S. and Canada) ten minutes prior to the selected start and referencing the passcode “8952759”.
A webcast of the conference call will be available to the public on a listen only basis at http://www.aircastle.com. Please allow extra time prior to the call to visit the site and download the necessary software required to listen to the internet broadcast. A replay of the webcast will be available for one month following the call. In addition to the earnings release an accompanying presentation will be posted to the Investor Relations section of Aircastle’s website.
For those who are not available to listen to the live call, a replay will be available until 1:00 P.M. Eastern time on Saturday, June 2, 2018 by dialing (888) 203-1112 (from within the U.S. and Canada) or (719) 457-0820 (from outside of the U.S. and Canada); please reference passcode “8952759”.

About Aircastle Limited

Aircastle Limited acquires, leases and sells commercial jet aircraft to airlines throughout the world. As of December 31, 2017, Aircastle owned and managed on behalf of its joint ventures 236 aircraft leased to 81 customers located in 43 countries.

Contacts:

Aircastle Advisor LLC                The IGB Group
Frank Constantinople, SVP Investor Relations    Leon Berman
Tel: +1-203-504-1063                    Tel: +1-212-477-8438
fconstantinople@aircastle.com             lberman@igbir.com

For more information on Aircastle, please visit www.aircastle.com.

SOURCE: Aircastle Limited